LOAN AND NOTE MODIFICATION AGREEMENT

THIS LOAN AND NOTE MODIFICATION AGREEMENT (this “Agreement”) is entered into and made effective as of May 15, 2015 (the “Effective Date”) by and between BOCO Investments, LLC, a Colorado limited liability company (“Lender” or “BOCO”), WestMountain Gold, Inc., a Colorado corporation (“Borrower” or the “Company”), Minex Exploration, an Idaho partnership (“Minex”), Silver Verde May Mining Co., an Idaho corporation (“Silver Verde”), Gregory Schifrin (“Schifrin”), Dale L. Rasmussen (“Rasmussen”) and Michael B. Lavigne (“Lavigne”).  BOCO, Minex, Silver Verde, Schifrin, Rasmussen, Lavigne and the Company will be collectively referred to herein as the “Parties.”

WHEREAS, Lender and Borrower entered into several Loan Agreements, Security Agreements and related Promissory Notes in 2012, 2013, 2014 and 2015 (collectively, the “Loan Documents”) as follows:

a.

Amended and Restated Revolving Credit Loan and Security Agreement and Amended and Restated Secured Convertible Promissory Note dated September 17, 2012 (as amended by that First Amendment to Amended and Restated Secured Convertible Promissory Note dated August 2013), pursuant to which Borrower executed and delivered to Lender a Promissory Note in the principal amount of $1,852,115 (collectively, the “September 2012 Note”), which Note was due in full on October 31, 2013 and is currently accruing interest at the default rate of 18%;

b.

Loan Agreement, Promissory Note, Security Agreement and Warrant for the Purchase of Common Stock of WestMountain Gold Inc. dated May 7, 2013, pursuant to which Borrower executed and delivered to Lender a Promissory Note in the principal amount of $500,000 (collectively, the “May 2013 Note”), which Note was due in full on October 31, 2013 and is currently accruing interest at the default rate of 45%;

c.

Loan Agreement, Promissory Note and Security Agreement dated June 27, 2013, pursuant to which Borrower executed and delivered to Lender a Promissory Note in the principal amount of $500,000 (collectively, the “June 2013 Note”), which Note was due in full on December 31, 2013 and is currently accruing interest at the default rate of 45%; and

d.

Secured Promissory Note dated February 14, 2014 in the principal amount of $1,000,000 executed by Borrower and delivered to Lender (the “February 2014 Note”), which Note was due in full on December 31, 2014 and is currently accruing interest at the default rate of 45%;

e.

Secured Convertible Promissory Note and Loan and Security Agreement dated May 23, 2014, pursuant to which Borrower executed and delivered to Lender a Promissory Note in the principal amount of $100,000 (collectively, the “May 2014 Note”), which Note was due in full on August 22, 2014 and is currently accruing interest at the default rate of 45%;

f.

Secured Convertible Promissory Note and Loan and Security Agreement dated June 2, 2014, pursuant to which Borrower executed and delivered to Lender a Promissory Note in the principal amount of $200,000 (collectively, the “June 2, 2014 Note”), which Note was due in full on August 22, 2014 and is currently accruing interest at the default rate of 45%;

g.

Secured Convertible Promissory Note and Loan and Security Agreement dated June 9, 2014, pursuant to which Borrower executed and delivered to Lender a Promissory Note in the principal amount of $100,000 (collectively, the “June 9, 2014 Note”), which Note was due in full on August 22, 2014 and is currently accruing interest at the default rate of 45%;

h.

Secured Convertible Promissory Note and Loan and Security Agreement dated “June ___, 2014,” pursuant to which Borrower executed and delivered to Lender a Promissory Note in the principal amount of $100,000 which sum was advanced from Lender to Borrower on June 30, 2014 (collectively, the “June 30, 2014 Note”), which Note was due in full on August 22, 2014 and is currently accruing interest at the default rate of 45%;

i.

Promissory Note dated May 1, 2015 in the principal amount of $100,000 executed by Borrower and delivered to Lender (the “May 2015 Note”), which Note is due in full on October 1, 2015; and

WHEREAS, as part of and pursuant to certain of the Loan Documents and in connection with past financing transactions, Borrower has issued to BOCO warrants to purchase an aggregate of 6,886,615 shares of stock of Borrower (collectively, the “BOCO Warrants”), all of which are listed on Exhibit A hereto; and

WHEREAS, the September 2012 Note, the May 2013 Note, the June 2013 Note, the February 2014 Note, the May 2014 Note, the June 2, 2014 Note, the June 9, 2014 Note and the June 30, 2014 Note (collectively, the “BOCO Notes”) are and have been in default and continue to accrue interest at the default rates set forth above; and

WHEREAS, in addition to the BOCO Notes, the Company is also indebted to Guiseppe Dessi (“Dessi”) in the form of a promissory note dated December 17, 2013 in the principal amount of $1,000,000 executed by Borrower and delivered to Lender (the “Dessi Note”), as amended by that Amendment to Secured Convertible Promissory Note dated May 1, 2015.  The Dessi Note is due in full on December 16, 2016; and

WHEREAS, the Company is further indebted to Silver Verde in the form of a promissory note executed by Borrower and delivered to Silver Verde dated April 30, 2012 (as subsequently amended) in the original principal amount of $85,000 (the “Silver Verde Note”).  The current total amount due and owing under the Silver Verde Note as of the date of this Agreement is $31,333.  The Silver Verde Note was due in full on October 31, 2014; and

WHEREAS, the Company is further indebted to Minex in the amount of approximately $671,870 (the “Minex Payables”); and

WHEREAS, the Parties have all executed a Binding Term Sheet dated May 4, 2015 (the “Term Sheet”) setting forth certain covenants and agreements by which certain debts and obligations of the Company will be restructured.

NOW, THEREFORE, in consideration of the mutual promises and covenants of the parties herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto mutually agree as follows:

1.

Schifrin Employment Agreement.  Schifrin is President and CEO of the Company.  Schifrin has an employment agreement with the Company dated on or about October 1, 2010 (the “Schifrin Employment Agreement”).  Schifrin hereby waives all rights and benefits under the Schifrin Employment Agreement and irrevocably waives, releases and otherwise extinguishes any and all claims Schifrin may have based upon, relating to, or in any way arising out the Schifrin Employment Agreement, or his employment with the Company, regardless of whether such claims previously existed, now exist, or may arise in the future.  Schifrin represents and warrants that there are no other agreements, whether written or oral, affecting his employment with the Company or the rights and benefits incident to the same.  To the extent such other agreements are subsequently found to exist, it is the intent of the Parties that such agreements fall within the definition of the Schifrin Employment Agreement set forth above.  From the date of this Agreement forward, Schifrin shall be engaged by the Company on an at-will basis and his continuing compensation and benefits shall be subject to the covenants set forth herein.

2.

BOCO Right to Appoint Board Member.  Schifrin, Lavigne and Rasmussen (the “Current Board Members”) are currently the only members of the Company’s Board of Directors.  The Current Board Members and the Company agree to cooperate and perform all necessary acts, at the sole expense of the Company, to permit BOCO to appoint a member of the Company’s Board of Directors.  The selection and identity of the BOCO appointed member of the Company’s Board of Directors shall be subject to BOCO’s sole and absolute discretion.  In the event BOCO, in its sole and absolute discretion, deems it necessary to change or replace the BOCO appointed member of the Company’s Board of Directors, the Current Board Members and the Company shall take any and all steps to permit BOCO to do so.  BOCO’s right to appoint and maintain a member of the Company’s Board of directors shall continue until such time as all debt due and owing to BOCO by the Company has been paid in full and BOCO owns less than 10% of the Company’s stock.

3.

Lock-Up Agreement.  The Current Board Members and BOCO each agree that they shall not sell, transfer, or otherwise assign or hypothecate any stock in the Company owned by BOCO or the Current Board Members or any of their respective affiliates for a period of two-years after the Effective Date of this Agreement, nor shall they permit any of their affiliates to sell, transfer, otherwise assign or hypothecate the same.  For the purposes of this provision, the term “affiliates” means any person or entity under the control, or acting for the benefit of, BOCO or the Current Board Members.  Within five business days after Closing, BOCO, the Current Board Members, and each of their respective affiliates shall submit all certificates evidencing their ownership of shares of the Company to the Company, which shall promptly place the following restrictive legend on the same and return the same to their proper owner(s):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF TWO YEARS COMMENCING ON MAY 15, 2015 AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER OF THESE SHARES.  THESE SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE ASSIGNED OR HYPOTHECATED DURING SUCH TWO-YEAR LOCK-UP PERIOD.  A COPY OF THE AGREEMENT BY WHICH THE LOCK-UP WAS PUT IN PLACE MAY BE VIEWED AT THE OFFICES OF THE COMPANY.

Within 15 days after Closing, the Company and each of the Current Board Members shall certify to BOCO that all stock certificates subject to the provisions of this Paragraph 3 have been delivered to the Company, endorsed as required herein, and returned to their proper owner(s).  Failure of the Current Board Members or the Company to comply with the provisions of this Paragraph 3 within the time periods set forth herein shall constitute an Event of Default hereunder.

4.

BOCO Oversight Rights.  In addition to any covenants and obligations set forth elsewhere in this Agreement, or in the Loan Documents, the Company and Current Board Members shall cooperate and take such action as is necessary to provide BOCO with the following rights relative to oversight and observation of the Company’s business and operations:

a)

Regular Operational Reporting.  The Company shall deliver the following to BOCO on the first business day of each calendar week:

i)

Daily and weekly reports for the preceding week concerning ore delivered to the mill;

ii)

Daily and weekly reports for the preceding week concerning ore processed at the mill;

iii)

Daily and weekly reports for the preceding week concerning the gold and silver smelted during that time period;

iv)

All security or other video(s) from the preceding week (including, but not limited to, those recording activity in the room(s) in which the Company’s gold and silver are stored and/or those recording all or part of the milling process, including the gold table).

b)

Payroll Information.  Contemporaneous with the end of each pay period, the Company shall deliver to BOCO a summary of:

i)

all employees, consultants or contractors paid during the pay period;

ii)

the hours worked by each;

iii)

the pay rate(s) applicable to each employee, consultant or contractor; and,

iv)

copies of all bids or other information received by the Company and not previously delivered to BOCO that bear upon the prevailing rate of pay for each employee, consultant or contractor utilized by the Company.

c)

Administration of Polygraphs.  The Company shall require all of its employees, contractors or consultants to contractually agree to submit to a polygraph test at any time as a condition of, during, or following their retention by the Company.  The Company shall conduct such polygraph tests (or permit BOCO to conduct such tests at the Company’s expense) as part of pre-employment screening, following the termination of employment, and at any time during employment as requested by BOCO.  The Company shall provide BOCO with the results of all such polygraph testing and shall not hire nor retain individuals whose polygraph results prove them to be untruthful.  The Company and the Current Board Members each acknowledge and agree—and agree that the signed contracts required by this Paragraph 4(c) shall explicitly require—that failure to sign an agreement consenting to polygraph examination as set forth herein, or failing to submit to a requested examination, shall be grounds for immediate termination of employment with the Company.

d)

Right to Inspect all Books and Records.  BOCO shall be entitled to inspect any and all books and records of the Company upon 24 hours’ notice.  In addition, the Company shall deliver to BOCO complete financials (including, but not limited to, all balance sheets, summary pages, profit and loss reports, asset and liability reports, account ledgers, bank account statements and auditor’s reports) no later than 7 business days following the close of each fiscal quarter (i.e., no later than 7 business days after each October 31st, January 31st, April 30th and July 31st).  Provided information shall pertain to all fiscal quarters then elapsed (i.e., at the end of the second fiscal quarter of the year, the Company’s financial statements should include all financial information, not previously disclosed in the exact same format, for quarters one and two of that fiscal year.)

e)

 Right to Direct or Approve Controller/Accounting/Auditing Functions.  BOCO, in its sole and absolute discretion, shall have the right to approve the person(s) or individual(s) employed or engaged by the Company for purposes of bookkeeping and accounting.  Moreover, BOCO may elect to re-audit any prior accounting period.  Should the re-audited financials be materially different than those produced by the Company, the Company shall pay for the expense of the re-audit. The Company shall take all steps necessary to enable such re-audit, including the provision of any documents relating to the same within 24 hours following the request (from BOCO or the auditing entity) for the same.

f)

Right to Direct and Approve Staffing and Contracting.  The Company shall not hire or terminate any employee, officer, contractor or consultant without the prior written consent of BOCO.  In addition, BOCO may, at any time, direct that the Company hire or terminate any employee, officer, contractor or consultant.  The Company shall be obligated to comply with all such directions within one business day following its receipt of the same.  All directions and approvals of BOCO hereunder shall be in BOCO’s sole and absolute discretion.

g)

Right to Observe all Meetings and Deliberations.  In addition to its right to appoint a Board Member as set forth herein, BOCO shall be entitled to have one or more of its authorized representatives attend and observe any and all meetings of the Company or the Company’s Board however conducted, including all portions of such meetings conducted in executive session (provided that BOCO’s observer, if other than the BOCO appointed Board Member, shall agree on the record prior to entering into such executive session that such observer shall maintain the confidentiality of proceedings in the same).  The Company shall provide BOCO with at least seven-days advance notice (or, if the meeting is not set more than seven days in advance, notice contemporaneous with the setting of the meeting) of all meetings of the Company (including scheduled meetings of one or more of the Company’s employees, consultants or contractors) or the Company’s Board.  In the event that any other law, rule, regulation, or provision of this or any other Agreement requires a longer notice period, nothing herein shall operate to shorten the notice period or excuse the requirement to abide by the same.

h)

Right to inspect operations.  BOCO shall have the right to have one or more of its authorized representatives visit, inspect, and/or observe any and all of the Company’s operations at any time.  BOCO and its representatives shall use reasonable efforts not to interfere with operations during such inspections.

i)

Other Actions as Directed by BOCO.  BOCO shall have the right to direct the Company to adopt other processes, procedures and reporting as BOCO may request, in its sole and absolute discretion, to protect and preserve the Company’s assets and the integrity of its operations.  Such other measures shall become conditions of this Agreement, the violation of which shall be subject to the default provisions and remedies set forth herein.

5.

Conversion of Minex Payables.  Upon Closing, the Minex Payables shall convert into the Company’s common stock at the rate of $.12 per share (the “Minex Conversion”).  Promptly after Closing, the Company shall issue to Minex a stock certificate reflecting Minex’s ownership of the shares of the Company’s stock resulting from the Minex Conversion.  The stock issued to Minex as a result of the Minex Conversion shall be subject to the lock-up in Paragraph 3 above and the Company shall endorse the stock certificate issued to Minex hereunder accordingly.

6.

Conversion of Silver Verde Note.  Upon Closing, all amounts due and owing under the Silver Verde Note shall convert into the Company’s common stock at the rate of $.12 per share (the “SV Conversion”).  Promptly after Closing, the Company shall issue to Silver Verde a stock certificate reflecting Silver Verde’s ownership of the shares of the Company’s stock resulting from the SV Conversion.  The stock issued to Silver Verde as a result of the SV Conversion shall be subject to the lock-up in Paragraph 3 above and the Company shall endorse the stock certificate issued to Silver Verde hereunder accordingly.

7.

Extension of Dessi Note.  As a condition precedent to any obligations of BOCO hereunder, Dessi shall consent to an extension of the maturity date of the Dessi Note through and until December 16, 2016 on terms acceptable to BOCO in BOCO’s sole and absolute discretion.  BOCO acknowledges that this condition precedent has been met by virtue of that Amendment to Secured Convertible Promissory Note dated May 1, 2015 by and between the Company and Dessi.  As consideration for the extension of the Dessi Note, Dessi shall be granted a proportional security interest in certain collateral subject to the terms of that Security and Inter-Creditor Agreement of even date herewith.

8.

BOCO Conversion.  As of May 15, 2015, accrued and unpaid interest under the BOCO Notes will total approximately $2,221,159.  Upon Closing, BOCO shall convert all accrued and unpaid interest on the BOCO Notes, plus the principal amounts of the June 2, 2014 Note and June 30, 2014 Note, into the Company’s common stock at the rate of $.12 per share (the “BOCO Conversion”).  Promptly after Closing, the Company shall issue to BOCO a stock certificate reflecting BOCO’s ownership of the shares of the Company’s stock resulting from the BOCO Conversion.  The stock issued to BOCO as a result of the BOCO Conversion shall be subject to the lock-up in Paragraph 3 above and the Company shall endorse the stock certificate issued to BOCO hereunder accordingly.  For clarification only, the BOCO Conversion does not include any accrued and unpaid interest under the May 2015 Note.

9.

Restructure and Amendment of BOCO Notes.  Upon the conversion described in Paragraph 8 above, the “Remaining Notes” (defined to include the September 2012 Note, the May 2013 Note, the June 2013 Note, the February 2014 Note, the May 2014 Note, the June 9, 2014 Note, the May 2015 Note, and all Loan Documents associated with each of the foregoing) shall be amended to accrue interest (prior to default) at the rate of 8% per annum, compounded annually based off of a 365-day year.  Upon conversion, the repayment and/or maturity dates set forth in the Remaining Notes shall be amended such that the Company shall pay BOCO all principal, interest and other amounts then due thereunder as follows:

a)

The maturity date of the May 2015 Note shall remain unchanged;

b)

All principal, interest, and other amounts owed under the May 2013, May 2014 and June 9, 2014 Notes shall be due and payable to BOCO on November 15, 2015;

c)

All principal, interest, and other amounts owed under the June 2013 and February 2014 Notes shall be due and payable to BOCO on November 15, 2016;

d)

All principal, interest, and other amounts owed under the September 2012 Note shall be due and payable to BOCO on November 15, 2017.

All payments shall be made in cash, certified check or by wire transfer to BOCO at 262 E. Mountain Avenue, Fort Collins, CO 80524 or at such other place as BOCO may designate in writing.  In the event of a default, the Remaining Notes shall accrue interest at the maximum rate allowable under Colorado law.  All provisions of the Remaining Notes not specifically modified herein shall remain in full force and effect and shall not be modified or affected in any way by this Agreement.

10.

BOCO Security.  The Company’s obligations under this Agreement and the Remaining Notes are secured by: 1) that certain Security Agreement by and between the Company and BOCO dated June 27th, 2013 (“Security Agreement”); 2) that Security and Inter-Creditor Agreement of even date herewith; and, 3) to the extent set forth therein, any other security agreement previously entered into between BOCO and the Company and pertaining to any one or more of the BOCO Notes or Remaining Notes.  Specifically, and without limiting the generality of the foregoing, the term “Transaction Agreements” as defined in the Security Agreement is amended to include this Agreement (including any Note entered into pursuant to Paragraph 13 below), all of the BOCO Notes, Loan Documents, Remaining Notes and Ratified Agreements.  The Parties recognize that this amendment has the effect of including all obligations of any kind or nature arising out of or in connection with any of the foregoing documents within the term “Obligations” as such term is defined in the Security Agreement.

11.

Interest Savings Clause.  Notwithstanding any other provision of the Remaining Notes, this Agreement, or any other document executed in conjunction with or relating to the same, interest payable to BOCO shall not exceed the maximum rate permitted by law; and if any amount is paid as interest in excess of such maximum rate, then the amount so paid will not constitute interest but will constitute a payment on account of the principal amount of the Remaining Notes.

12.

Amendment and exercise of BOCO Warrants.  BOCO currently holds two million warrants for the purchase of the Company’s Common stock at an exercise price of $0.01 (the “Penny Warrants”).  BOCO holds an additional four million eight hundred eighty six thousand six hundred and fifteen (4,886,615) warrants at exercise price(s) higher than $0.01 (the “Nickel Warrants”).  The Company and BOCO hereby amend and restate the Nickel Warrants to provide for a uniform exercise price of $0.05 for all Nickel Warrants.  Upon Closing, BOCO shall exercise all of the Penny Warrants and all of the amended and restated Nickel Warrants, for a total due and payable from BOCO to the Company at Closing of approximately $264,331 (the “BOCO Warrant Exercise”). Promptly after Closing, the Company shall issue to BOCO a stock certificate reflecting BOCO’s ownership of the shares of the Company’s stock resulting from the BOCO Warrant Exercise.  The stock issued to BOCO as a result of the BOCO Warrant Exercise shall be subject to the lock-up in Paragraph 3 above and the Company shall endorse the stock certificate issued to BOCO hereunder accordingly.

13.

New Credit Facility.  After Closing, BOCO shall provide the Company with a credit facility of up to $150,000 (the “BOCO LOC”).  Draws against the BOCO LOC will be made at the discretion of BOCO and used to directly pay necessary third-party operational expenses relating to opening camp for the 2015 mining season.  The outstanding balance of the BOCO LOC will accrue interest at the rate of 8% per annum compounded annually based off of a 365-day year, and shall be due and payable in full (with all accrued interest thereon) on October 1, 2015.  Prior to BOCO advancing any funds under the BOCO LOC, the Company shall sign a promissory note in substantially the same form as Exhibit B hereto.

14.

Additional Loan Covenants.  Until all sums due from the Company to BOCO (including, without limitation, all sums due under the Remaining Notes and the BOCO LOC) are paid in full, the Company and the Current Board Members agree and covenant as follows:

a)

With the exception of periodic gold and silver sales from production at prevailing market rates, the Company shall not undertake any disposition of material assets without Lender’s prior written consent, which may be withheld in Lender’s sole and absolute discretion;

b)

The Company shall deliver its current budget (delineated on monthly, year-to-date and annual basis) for Lender’s written approval (the “Lender Approved Budget”), which will not be unreasonably withheld, and the Company shall not incur expenses, whether individually or in aggregate, greater than 110% of the Lender Approved Budget;

c)

The Company shall deliver to the Lender the Company’s unaudited monthly financial reports, in a form reasonably acceptable to the Lender, within seven (7) business days after the end of each month;

d)

The Company shall not incur or agree to incur any additional indebtedness for borrowed money or financed equipment, or any trade debt in excess of $25,000 individually or $50,000 in the aggregate without the written consent of the Lender, which may be withheld in Lender’s sole and absolute discretion;

e)

The Company shall not increase the compensation, benefits or other remuneration payable to any employee or contractor or hire any new employee or contractor that is not included in the Lender Approved Budget without the written consent of the Lender, which may be withheld in Lender’s sole and absolute discretion;

f)

The Company shall not enter into any agreement for goods or services (either individually, or in the aggregate with a single vendor or provider) in excess of $5,000 that is not included in the Lender Approved Budget without the Lender’s prior written approval, which may be withheld in Lender’s sole and absolute discretion;

g)

The Company shall provide the Lender with such information and documentation as the Lender may request with respect to the Company’s expenditures, operations, agreements, and liabilities within three business days following Lender’s request for the same;

h)

So long as the Company shall have any obligation under this Agreement or the Remaining Notes, the Company shall not, without BOCO’s written consent which may be withheld in BOCO’s sole and absolute discretion, lend money, give credit or make advances to any person, firm, joint venture or corporation or other entity, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Company, except loans, credits or advances in existence or committed on the date hereof and which the Company has informed BOCO in writing prior to the date hereof.

i)

So long as the Company shall have any obligation under this Agreement or the Remaining Notes, the Company shall not, without BOCO’s written consent which may be withheld in BOCO’s sole and absolute discretion, assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any person, firm, partnership, joint venture or corporation, except by the endorsement of negotiable instruments for deposit or collection and except assumptions, guarantees, endorsement and contingencies in existence or committed on the date hereof and which the Company has informed BOCO in writing prior to the date hereof.

j)

In the event there is a breach of this Agreement, the Remaining Notes, or any other obligation or agreement involving Lender and the Company, the Company shall provide the Lender written notice of any such breach within three business days after the occurrence of the same.

k)

The Company shall not sell or issue any equity securities, nor any securities that may be converted into an equity interest in the Company, without the prior written approval of BOCO which may be granted or withheld in BOCO’s sole and absolute discretion, but shall not be reasonably withheld by BOCO.

l)

The Company shall not issue any check, wire transfer or other payment in excess of $10,000 (either individually, or in the aggregate to the same recipient), without the written approval or signature of at least two of the Company’s officers.  The Company and Remaining Board Members shall not appoint, select or replace any of the Company’s officers without the prior written consent of BOCO, which consent shall not be unreasonably withheld.

15.

Closing.  The closing of the transactions contemplated herein (“Closing”) shall occur on May 15, 2015 at a time and place to be identified by BOCO or at such later date and location as BOCO may identify and provide notice of to the remaining parties hereto.

16.

Events of Default.  The occurrence of any one or more of the following shall constitute an “Event of Default” hereunder:

a)

Company fails to pay timely any amount due under this Agreement and/or the Remaining Notes on the date the same becomes due and payable.

b)

Company or the Current Board Members breach any obligation, covenant or other representation, warranty, term or condition contained in this Agreement or any other note or agreement, of any kind or nature, between BOCO and the Company and/or the Current Board Members.

c)

Any representation or warranty of Company or the Current Board Members made herein, or in the Security Agreement or any other agreement, statement, certificate, or communication given to BOCO be false or misleading in any material respect when made or become false or misleading in any material respect after the date of this Agreement.

d)

Company shall (i) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of indebtedness for money borrowed to be paid by Company and such failure shall continue beyond any period of grace provided with respect thereto, or (ii) default in the observance or performance of any other agreement, term or condition contained in any bond, debenture, note or other evidence of indebtedness for borrowed money.

e)

Company (i) files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect; (ii) makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; (iii) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property; (iv) is unable, or admits in writing its inability, to pay its debts generally as they mature, (v) is dissolved or liquidated; (vi) becomes insolvent (as such term may be defined or interpreted under any applicable statute); or (vii) takes any action for the purpose of effecting any of the foregoing.

f)

An involuntary petition is filed against Company (unless such petition is dismissed or discharged within thirty (30) days under any bankruptcy statute now or hereafter in effect) or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Company;

g)

A final judgment or order for the payment of money in excess of  $50,000 shall be rendered against the Company and the same shall remain undischarged for a period of ten (10) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against the Collateral (as defined herein) and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within ten (10) days after issue or levy.

h)

Company shall fail to maintain the listing of its common stock on at least one of the OTCBB or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

i)

Company shall fail to comply with the reporting requirements of the Exchange Act; and/or Company shall cease to be subject to the reporting requirements of the Exchange Act.

j)

Any cessation of operations by Company.

k)

Company’s failure to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

l)

The sale, conveyance, or disposition of all or substantially all of the assets of the Company, the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, or the consolidation, merger or other business combination of the Company with or into any other Person (as defined below) or Persons when, the Company is not the survivor.  "Person" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

m)

Holder in good faith believes itself insecure.

17.

Cross Default.  Any Event of Default hereunder shall also constitute a default under, and breach of, any and all other agreements and obligations between Company and BOCO (including, without limitations, the Remaining Notes) so as to trigger BOCO’s rights in the event of default under any and all such agreements.

18.

Rights in the Event of Default.  Upon the occurrence or existence of any Event of Default, immediately and without notice, all outstanding obligations payable by Borrower hereunder shall automatically become immediately due and payable.  In addition to and not in lieu of the foregoing remedies, upon the occurrence or existence of any Event of Default, BOCO may exercise all other rights, powers or remedies granted to it under this Agreement, the Remaining Notes, or otherwise permitted to it by law (including but not limited to foreclosure of the security interest granted in the Security Agreement), either by suit in equity or by action at law, or both, all such remedies being cumulative.

19.

BOCO Right to Appoint Receiver.  Upon the occurrence of any Event of Default and at any time thereafter, BOCO may appoint by instrument a receiver, receiver and manager, or receiver-manger (the person so appointed is called the "Receiver") of the security for the Company’s obligations under the Remaining Notes (the “Collateral”), with or without bond as BOCO may determine, and from time to time in BOCO’s absolute discretion remove such Receiver and appoint another in its stead. A Receiver appointed under this Agreement shall be the agent of the Company and not of BOCO, and BOCO shall not be in any way responsible for any misconduct, negligence or nonfeasance on the part of any Receiver, its servants, agents, or employees. A Receiver shall, to the extent permitted by law or to such lesser extent permitted by its appointment, have all the powers of BOCO under this Agreement and any of the security agreements referenced in Paragraph 10 hereof, and in addition shall have power to carry on the business of the Company and for such purpose to enter upon, use, and occupy all premises owned or occupied by the Company in which Collateral may be situate; use, maintain, license, and sell the Collateral directly or indirectly in carrying on the Company’s business; and from time to time borrow money either unsecured or secured by a security interest in any of the Collateral. The Company irrevocably appoints the Receiver with full power of substitution, to be the attorney of the Company for and in the name of the Company to sign, endorse, or execute under seal or otherwise any deeds, documents, transfers, checks, instruments, demands, assignments, assurances, or consents that the Company is obliged to sign, endorse, or execute, and generally to use the name of the Company and to do all things as may be necessary or incidental to the exercise of all or any of the power conferred on the Receiver, as the case may be, under this Agreement. BOCO and Receiver shall cause any sale of property (other than refined gold and silver, which may be sold in arms-length transactions in the ordinary course of business) to be at public auction, with reasonable advance written notice to other creditors and shareholders of the Company. BOCO shall have the right to become the purchaser at any sale held by the Receiver or by any court, receiver or public officer, and BOCO shall have the right to credit upon the amount of the bid made therefor all or part of any amount payable under any obligation due and owing from the Company to BOCO (including, without limitation, under this Agreement and the Remaining Notes).  Recitals contained in any covenant made to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, non-payment of the unpaid principal sum of, and the interest accrued on, the indebtedness after the same has become due and payable, and advertisement and conduct of such sale in the manner provided herein. Upon any sale, whether made under the power of sale herein granted and conferred or by judicial proceedings, the receipt of the Receiver, or of the officer making sale under judicial proceedings, shall be sufficient to discharge the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Receiver (or of such officer making the sale), be obligated to see the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof.  Any sale or sales of the Collateral, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of the Company of, in and to the property sold, and shall be a perpetual bar, both at law and in equity, against the Company, Company's successors or assigns and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under the Company or Company's successors or assigns; nevertheless, the Company, if so requested by BOCO or the Receiver, shall join in the execution and delivery of all property conveyances, assignments and transfers of the properties so sold. The Company agrees, to the full extent that the Company may lawfully so agree, that the Company will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Agreement or the sale of the Collateral or the possession thereof by any purchaser at any sale made pursuant to any provision hereof; and the Company, for Company and all who may claim through or under Company now or hereafter, hereby waives the benefit of all such laws. The Company, for the Company and all who may claim through or under Company, waives any and all right to have the Collateral marshaled upon any foreclosure of the lien or security interest set forth herein or in the security agreements referenced in paragraph 10 hereof, or sold in inverse order of alienation, and agrees that BOCO, the Receiver, or any court having jurisdiction to foreclose such lien or security interest may sell the Collateral as an entirety. Any proceeds of any disposition of all or any part of the Collateral may be applied by BOCO or the Receiver toward payment of the Company’s obligations to BOCO  in such order of application as BOCO may direct in its sole and absolute discretion (except that proceeds from the limited collateral described in the Security and Inter-Creditor Agreement of even date herewith shall be disbursed in proportion to the security interests granted therein, for so long as such Security and Inter-Creditor Agreement remains operative and in effect in accordance with its terms).

20.

Waiver of Presentment, Demand and Default.  Company unconditionally waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this Agreement or the Remaining Notes.

21.

BOCO Non-Waiver.  No failure by BOCO to exercise, or delay by BOCO in exercising, any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof or of any other right or remedy.  BOCO may not waive any of its rights under this Agreement except by an instrument in writing signed by it.

22.

JURY WAIVER.  COMPANY, MINEX, SILVER VERDE AND EACH OF THE CURRENT DIRECTORS (THE “WAIVING PARTIES”) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT (INCLUDING, WITHOUT LIMITATION, THE BOCO NOTES, LOAN DOCUMENTS, REMAINING NOTES AND RATIFIED AGREEMENTS) OR ANY RELATIONSHIP BETWEEN BOCO AND THE WAIVING PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE CONCESSIONS PROVIDED BY BOCO HEREIN.

23.

Further Assurances.  In addition to the obligations recited herein and contemplated to be performed, executed, and/or delivered by Company and the Current Board Members, the Company and Current Board Members agree to perform, execute, and/or deliver or cause to be performed, executed, and/or delivered any and all such further acts, instruments, deeds, and assurances as may be reasonably required by BOCO to consummate all transactions contemplated hereby.

24.

Ratification of Notes.  Company hereby ratifies the validity of this Agreement, the Loan Documents, BOCO Notes, and Remaining Notes (to the extent applicable, all as amended and modified by this Agreement) (hereinafter, the “Ratified Agreements”) and confirms all of its obligations thereunder, agrees that it has no defenses or offsets to the same, agrees that all of the Ratified Agreements are valid and enforceable against the Company in accordance with their terms and remain in full force and effect.  The Company and Current Board Members further acknowledge that as of the date of this Agreement, they do not have any claims or causes of action against BOCO, nor any defenses or offsets to the enforcement of the Ratified Agreements and, to the extent such claims, causes of action, defenses or offsets may exist, the Company and Current Board Members expressly waive and releases the same.

25.

Notices.  All notices, communications and deliveries required or permitted under this Agreement: (a) shall be made in writing signed by the party making the same to the other party or parties at its/their address as specified below; (b) shall specify the section of this Agreement pursuant to which given; (c) shall be deemed to be given if delivered in person on the date delivered, if sent by telecopy on the date of confirmation of transmission, or if mailed or sent by an overnight mail or courier service (with postage and other fees prepaid) on the date mailed or sent; and (d) shall be deemed received if delivered in person on the date of personal delivery, if telecopied on the date of confirmation of transmission, and if mailed or sent overnight, on the next business day after mailing.  The addresses of the parties are as follows:

If to Company:

WESTMOUNTAIN GOLD, INC.

120 East Lake Street, Suite 401

Sandpoint, ID  83864

Attention:  Greg Schifrin, CEO

Fax No.: 208-906-8621

If to BOCO:

BOCO INVESTMENTS LLC

262 E Mountain Avenue

Fort Collins, CO  80524

Attention:  Ryan Peterson

Fax No.: 360-695-5402

If to Other Parties:

At their respective addresses set forth on the signature page to this Agreement.

26.

Attorney’s Fees and Costs.  Each party hereto agrees that in the event that any dispute, claim, proceeding or action arises out of or in connection with this Agreement or the Notes, or the terms of either, the prevailing party to any such dispute, claim, proceeding or action shall be awarded reasonable attorney fees and all costs incurred in connection therewith from the non-prevailing party.  For the purposes of this Paragraph, the term “prevailing party” shall include a party which receives substantially the same relief sought whether by judgment, summary judgment, dismissal, settlement or otherwise.

27.

Entire Agreement.  This Agreement, together with the Security and Inter-Creditor Agreement of even date herewith, constitutes the entire understanding and agreement of the parties hereto as to the modification of the Loan Documents, the BOCO Notes, and the Remaining Notes.

28.

Governing Law.  This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Colorado, without giving effect to its conflict of law principles for the purpose of applying the laws of another jurisdiction. All Parties consent to and agree that exclusive jurisdiction and venue for all actions arising out of this Agreement shall be in the district court in and for the City and County of Denver, Colorado.  In the event of any conflict between this provision and the jurisdiction and venue provisions in any of the BOCO Notes, Loan Documents, Remaining Notes, or Ratified Agreements, this provision shall control.

29.

Modification and Waiver.  No modification or waiver of any provision of this Agreement shall be effective unless such modification or waiver shall be in writing and signed by the parties hereto.

30.

Benefit of Agreement.  This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.

31.

Counterparts.  This Agreement may be executed in counterparts and by facsimile or other electronic means (e.g., by .pdf), any of which shall be deemed an original but all of which together shall constitute one and the same instrument.

32.

Survival.  All representations, warranties, covenants and agreements made by the Company in connection herewith shall survive the execution and delivery of this Agreement.

33.

Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the undersigned parties, by their duly authorized representatives, have executed this Loan and Note Modification Agreement as of the Effective Date written above.

BOCO INVESTMENTS, LLC By: Bohemian Asset Management, Inc. Its: Managing Member /s/ Joseph C. Zimlich Address: By: Joseph C. Zimlich 262 E. Mountain Ave. Its: President Fort Collins, CO 80524
WESTMOUNTAIN GOLD, INC. /s/ Gregory Schfrin Address: By: Gregory Schifrin 120 E. Lake Street, Suite 401 Its: President and Chief Executive Officer Sandpoint, ID 83864
MINEX EXPLORATION /s/ Gregory Schfrin Address: By: Greg Schifrin 120 E. Lake Street, Suite 401 Its: President and Chief Executive Officer Sandpoint, ID 83864
SILVER VERDE MINING CO. /s/ Michael B. Lavigne Address: By: Michael B. Lavigne _________________________ Its: Chief Executive Officer _________________________
/s/ Michael B. Lavigne Address: By: Michael B. Lavigne, individually _________________________ _________________________
/s/ Gregory Schfrin Address: By: Gregory Schifrin, individually _________________________ _________________________
/s/ Dale L. Rasmussen Address: By: Dale L. Rasmussen, individually _________________________ _________________________

EXHIBIT A

(List of BOCO Warrants)

EXHIBIT B

(Form of Draw Note)

THIS SECURED PROMISSORY NOTE (THIS "NOTE") HAS BEEN ACQUIRED BY THE HOLDER SOLELY FOR ITS OWN ACCOUNT FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND APPLICABLE STATE SECURITIES LAWS.  THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

WESTMOUNTAIN GOLD, INC.

SECURED PROMISSORY NOTE

$150,000.00

 May __, 2015

Fort Collins, Colorado

FOR VALUE RECEIVED, WestMountain Gold, Inc., a Colorado company (“Payor”) with an address of 120 East Lake Street, Suite 401, Sandpoint, ID 83864, promises to pay to the order of BOCO Investments, LLC, a Colorado limited liability company with an address of 262 E. Mountain Avenue, Fort Collins, CO 80524 (“Holder”, which term will include any transferee of this Note), the outstanding principal balance of the borrowings as set forth in the last entry on the Schedule attached hereto (the “Loan Amount”) and interest on the Loan Amount at the rate of eight percent (8%) per annum, compounded annually.  Such interest shall commence with the date hereof and shall continue to accrue on the Loan Amount until paid in full.  Interest shall be computed on the basis of a year of three hundred sixty five (365) days for the actual number of days elapsed.

THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY THAT CERTAIN SECURITY AGREEMENT, DATED JUNE 27, 2013 AND THAT CERTAIN SECURITY AND INTER-CREDITOR AGREEMENT, DATED MAY 15, 2015, BOTH EXECUTED BY THE PAYOR IN FAVOR OF HOLDER (THE “SECURITY AGREEMENTS”).  SPECIFICALLY, THE TERM “TRANSACTION AGREEMENTS” AS DEFINED IN THE JUNE 27, 2013 SECURITY AGREEMENT IS AMENDED TO INCLUDE THIS NOTE.  ADDITIONAL RIGHTS OF HOLDER ARE SET FORTH IN THE SECURITY AGREEMENTS.

1.

The outstanding Loan Amount, together with all accrued and unpaid interest thereon (collectively, the “Aggregate Note Amount”), shall be due and payable on October 1, 2015 (the “Maturity Date”).

2.

All payments shall be in lawful money of the United States of America in cash, by certified check, or wire transfer.  All payments shall be applied first to accrued expenses due under this Note, next to interest and thereafter to principal.

3.

The outstanding balance of any amount owing under this Note or the Security Agreements which is not paid when due shall bear interest at the highest rate permitted under Colorado Law.

4.

Payor shall make all payments under this Note without defense, set-off or counterclaim on its part.

5.

Payor shall pay, on demand, all expenses of collecting and enforcing this Note and any and all Collateral securing this Note, including, without limitation, reasonable attorney fees (“Expenses”).

6.

The occurrence of any one or more of the following shall constitute an “Event of Default”:

a.

Payor fails to pay timely any amount due under this Note or the Security Agreements on the date the same becomes due and payable;

b.

Payor shall breach any provision of the Security Agreements, any provision under this Note, any provision of any other agreement between or among Payor and Holder, or should any representation or warranty of Payor made herein, in the Security Agreements, or in any other agreement, statement, certificate, or communication given to Holder be false or misleading in any material respect when made or become false or misleading in any material respect after the date of this Note;

c.

Payor shall (i) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of indebtedness for money borrowed to be paid by Payor and such failure shall continue beyond any period of grace provided with respect thereto, or (ii) default in the observance or performance of any other agreement, term or condition contained in any bond, debenture, note or other evidence of indebtedness for borrowed money, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause, indebtedness in an aggregate amount of $50,000 or more to become due prior to its stated date of maturity;

d.

Payor (i) files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect; (ii) makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; (iii) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property; (iv) is unable, or admits in writing its inability, to pay its debts generally as they mature, (v) is dissolved or liquidated; (vi) becomes insolvent (as such term may be defined or interpreted under any applicable statute); or (vii) takes any action for the purpose of effecting any of the foregoing;

e.

An involuntary petition is filed against Payor (unless such petition is dismissed or discharged within thirty (30) days under any bankruptcy statute now or hereafter in effect) or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Payor;

f.

A final judgment or order for the payment of money in excess of $50,000 shall be rendered against the Payor and the same shall remain undischarged for a period of 10 days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against the Collateral (as defined below) and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within ten (10) days after issue or levy;

g.

Payor shall fail to maintain the listing of its common stock on at least one of the OTCBB or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

h.

Payor shall fail to comply with the reporting requirements of the Exchange Act; and/or Payor shall cease to be subject to the reporting requirements of the Exchange Act.

i.

Any cessation of operations by Payor.

j.

Payor’s failure to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

k.

The sale, conveyance, or disposition of all or substantially all of the assets of the Payor, the effectuation by the Payor of a transaction or series of related transactions in which more than 50% of the voting power of the Payor is disposed of, or the consolidation, merger or other business combination of the Payor with or into any other Person (as defined below) or Persons when, the Payor is not the survivor.  "Person" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

l.

The occurrence of an Event of Default under any other agreement(s) between or among Payor and Holder, regardless of whether other persons are also party to such agreement(s).

m.

Holder in good faith believes itself insecure.

1.

Upon the occurrence or existence of any Event of Default, immediately and without notice, all outstanding obligations payable by Payor hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which Payor expressly waives.  In addition to and not in lieu of the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise all other rights, powers or remedies granted to it under this Note or otherwise permitted to it by law (including but not limited to foreclosure of the security interest(s) granted in the Security Agreements), either by suit in equity or by action at law, or both, all such remedies being cumulative.

2.

Promptly upon the occurrence thereof, Payor shall furnish to Holder written notice of the occurrence of any Event of Default hereunder.

3.

So long as Payor shall have any obligation under this Note, Payor shall not, without the Holder's written consent, lend money, give credit or make advances to any person, firm, joint venture or corporation or other entity, including, without limitation, officers, directors, employees, subsidiaries and affiliates of Payor, except loans, credits or advances in existence or committed on the date hereof and which Payor has informed Holder in writing prior to the date hereof.

4.

So long as Payor shall have any obligation under this Note, Payor shall not, without the Holder's prior written consent, assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any person, firm, partnership, joint venture or corporation, except by the endorsement of negotiable instruments for deposit or collection and except assumptions, guarantees, endorsement and contingencies in existence or committed on the date hereof and which Payor has informed Holder in writing prior to the date hereof.

5.

Payor unconditionally waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this Note.

6.

Notwithstanding any other provision of this Note, interest under this Note shall not exceed the maximum rate permitted by applicable law, and if any amount is paid under this Note as interest in excess of such maximum rate, then the amount so paid will not constitute interest but will constitute a payment on account of the principal amount of this Note. If such excessive interest exceeds the unpaid principal balance of this Note, such excess shall be refunded to Payor.

7.

Payor agrees that the indebtedness evidenced by this Note is secured by a senior pledge of all of Payor’s assets and not subordinate to any other pledge or security interest, as set forth in the Security Agreements.  Payor agrees to take such actions and execute such documents as Holder reasonably request to perfect its security interest in Payor’s assets.

8.

No failure by Holder to exercise, or delay by Holder in exercising, any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof or of any other right or remedy.  Holder may not waive any of its rights except by an instrument in writing signed by it.

9.

If any provision of this Note shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10.

This Note shall be binding upon and shall inure to the benefit of Payor and Holder and their respective successors and assigns.  Payor may not transfer or assign any of its rights or obligations under this Note without the prior written approval of Holder, which may be granted or withheld in Holder’s sole and absolute discretion.  This Note may not be amended or modified orally, but only by an amendment in writing signed by Payor and Holder.

11.

This Note shall be governed by and construed under the laws of the State of Colorado, as applied to agreements among Colorado residents made and to be performed entirely within the State of Colorado, without giving effect to conflicts of laws principles that would result in the application of any law other than Colorado law. Exclusive venue for all actions arising out of this Note shall be in the District Court in and for the City and County of Denver, Colorado.

12.

Payor hereby ratifies the validity of any and all obligations it has to Holder (“Prior Obligations”) and confirms all of its obligations thereunder, agrees that it has no defenses or offsets to the same, agrees that all of the Prior Obligations are valid and enforceable against Payor in accordance with their terms and remain in full force and effect.  Payor further acknowledges that as of the date of this Note, Payor does not have any claims or causes of action against Holder, nor any defenses or offsets to the enforcement of the Prior Obligations and, to the extent such claims, causes of action, defenses or offsets may exist, Payor expressly waives and releases the same.

Dated as of the date first set forth above.

PAYOR:

WestMountain Gold, Inc.
a Colorado corporation By: _____________________________
Name: ___________________________
Title: ___________________________

SCHEDULE OF BORROWINGS

Date	Amount of Borrowing (U.S.$)	Outstanding Principal Balance